EXHIBIT 99.2




                        TRINITY LEARNING CORPORATION
                 Proforma Consolidated Financial Statements
                         March 31, 2005 (unaudited)
                                    And
                               June 30, 2004














































                        TRINITY LEARNING CORPORATION
                    Proforma Consolidated Balance Sheets
                                (Unaudited)

                     Trinity
                     Learning      Trinity
                   Corporation   Workplace             Proforma
                    March 31,    March 31,           Adjustments           Proforma
                      2005         2005           Dr.           Cr.      Consolidated
                  ------------ ------------  ------------  ------------  ------------
                                        ASSETS
                                        ------
CURRENT ASSETS
 Cash and cash
  equivalents     $    676,161 $     -                                   $    676,161
 Accounts
 receivable, net       262,994    4,225,675                                 4,488,669
 Inventory               -        1,241,404                                 1,241,404
 Prepaid expenses
  and deposits         171,279      978,185                                 1,149,464
                  ------------ ------------                              ------------
  Total Current
  Assets             1,110,434    6,445,264                                 7,555,698

PROPERTY AND
EQUIPMENT, net          48,269   17,848,857                   9,668,993     8,228,133

OTHER ASSETS
 Goodwill            1,865,000       -                                      1,865,000
 Intangible
  assets, net          341,892       -                                        341,892
 Program
  inventory, net        -        10,300,845                  10,300,845        -
 Other assets,
  net                  377,624       -                                        377,624
 Restricted cash     4,996,185       -                                      4,996,185
                  ------------ ------------                              ------------
  Total Other
  Assets             7,580,701   10,300,845                                 7,580,701
                  ------------ ------------                              ------------
TOTAL ASSETS      $  8,739,404 $ 34,594,966                              $ 23,364,532
                  ============ ============                              ============




 The accompanying notes are an integral part of these financial statements

                        TRINITY LEARNING CORPORATION
                    Proforma Consolidated Balance Sheets
                                (Unaudited)


                     Trinity
                     Learning      Trinity
                   Corporation   Workplace            Proforma
                    March 31,    March 31,           Adjustments           Proforma
                      2005         2005           Dr.           Cr.      Consolidated
                  ------------ ------------  ------------  ------------  ------------

                         LIABILITIES AND STOCKHOLDERS' EQUITY
                         ------------------------------------

CURRENT LIABILITIES
 Accounts
  payable         $    881,546  $ 1,442,908     1,442,908                $    881,546
 Accrued
  liabilities          658,472    3,689,365     3,689,365                     658,472
 Interest
  payable               23,379        -                                        23,379
 Deferred revenue      162,677    4,894,790     4,894,790                     162,677
 Contingent
  liability            478,963        -                                       478,963
 Current portion
  of obligation
  under capital
  leases                 -        1,095,686                                 1,095,686
 Notes payable
  - current            655,693        -                                       655,693
 Notes payable and
  interest -
  related party        727,520  759,281,136   759,281,136                     727,520
                  ------------ ------------                              ------------
  Total Current
  Liabilities        3,588,250  770,403,885                                 4,683,936

LONG-TERM DEBT
 Notes payable       1,262,508        -                                     1,262,508
 Notes payable -
  related party         20,000        -                                        20,000
 Obligations
  under capital
  leases                 -       13,529,442                                13,529,442
                  ------------ ------------                              ------------
  Total Long-
  Term Debt          1,282,508   13,529,442                                14,811,950

Warrant to
 purchase common
 stock               2,863,363        -                                     2,863,363
Equity investment
 in and advances
 to associated
 companies             500,000        -                                       500,000
                  ------------ ------------                              ------------
  Total
  Liabilities        8,234,121  783,933,327                                22,859,249
                  ------------ ------------                              ------------


 The accompanying notes are an integral part of these financial statements


                             TRINITY LEARNING CORPORATION
                         Proforma Consolidated Balance Sheets
                                     (Unaudited)

                     Trinity
                     Learning      Trinity
                   Corporation   Workplace             Proforma
                    March 31,    March 31,           Adjustments           Proforma
                      2005         2005           Dr.           Cr.      Consolidated
                  ------------ ------------  ------------  ------------  ------------
Minority interest      239,542        -                                       239,542

Contingently
 redeemable
 equity              2,510,000        -                                     2,510,000

STOCKHOLDERS'
EQUITY
 Preferred stock,
  10,000,000
  shares authorized,
  no par value,
  no shares issued
  and outstanding        -            -                                         -
 Common stock,
  100,000,000
  shares
  authorized,
  no par value,
  33,663,716
  shares issued
  and
  outstanding       27,285,088        -                                    27,285,088
 Common stock,
  1,000 shares
  authorized,
  $.01 par value,
  1,000 shares
  issued and
  outstanding            -               10            10                       -
 Additional
  paid-in-
  capital                -              990           990                       -
 Accumulated
  deficit         (29,555,158)(749,339,361)                 749,339,361  (29,555,158)
 Other
  comprehensive
  income                25,811        -                                        25,811
                  ------------ ------------                              ------------
Total Stockholders'
 (Deficit) Equity  (2,244,259)(749,338,361)                               (2,244,259)
                  ------------ ------------                              ------------
TOTAL LIABILITIES,
MINORITY INTEREST,
CONTINGENTLY
REDEEMABLE EQUITY
AND STOCKHOLDERS'
(DEFICIT) EQUITY  $  8,739,404 $ 34,594,966                              $ 23,364,532
                  ============ ============                              ============

 The accompanying notes are an integral part of these financial statements

                        TRINITY LEARNING CORPORATION
               Proforma Consolidated Statements of Operations
                                (Unaudited)

                     Trinity
                     Learning      Trinity
                   Corporation   Workplace
                   Nine-month   Three-month
                  Period Ended Period Ended           Proforma
                    March 31,    March 31,           Adjustments          Proforma
                      2005         2005           Dr.           Cr.      Consolidated
                  ------------ ------------  ------------  ------------  ------------
SALES             $  2,328,592 $  7,829,963                               $10,158,555

COST OF SALES          280,563    2,083,304                                 2,363,867
                  ------------ ------------                              ------------
GROSS PROFIT         2,048,029    5,746,659                                 7,794,688
                  ------------ ------------                              ------------
OPERATING EXPENSES
 Salaries &
  benefits           2,611,262    4,147,624                                 6,758,886
 Professional
  fees                 779,311      406,699                                 1,186,010
 Depreciation &
  amortization         105,871    1,339,706                                 1,445,577
                  ------------ ------------                              ------------
Total Operating
 Expenses            6,029,025    7,511,001                                13,540,026
                  ------------ ------------                              ------------
INCOME (LOSS)
FROM CONTINUING
OPERATIONS         (3,980,996)  (1,764,342)                               (5,745,338)
                  ------------ ------------                              ------------
OTHER INCOME
(EXPENSE)
 Interest, net       (992,023)  (5,970,212)                               (6,962,235)
 Debt issuance       (183,206)        -                                     (183,206)
 Equity in losses
  of associated
  companies        (1,837,719)        -                                   (1,837,719)
 Foreign currency
  loss                 (2,281)        -                                       (2,281)
 Gain (Loss) on
  sale of assets         -       21,240,871                                21,240,871
                  ------------ ------------                              ------------
Total Other
 Income (Expense)  (3,015,229)   15,270,659                                12,255,430
                  ------------ ------------                              ------------
Minority interest       92,043        -                                        92,043
                  ------------ ------------                              ------------
LOSS BEFORE
 INCOME TAXES      (6,904,182)   13,506,317                                 6,602,135

Income tax
 expense                 -            -                                         -
                  ------------ ------------                              ------------
NET INCOME (LOSS) $(6,904,182) $ 13,506,317                              $  6,602,135
                  ============ ============                              ============


 The accompanying notes are an integral part of these financial statements

                             TRINITY LEARNING CORPORATION
                    Proforma Consolidated Statements of Operations
                                     (Unaudited)

                     Trinity
                     Learning      Trinity
                   Corporation   Workplace
                   Nine-month   Three-month
                  Period Ended Period Ended            Proforma
                    March 31,    March 31,           Adjustments          Proforma
                      2005         2005           Dr.           Cr.      Consolidated
                  ------------ ------------  ------------  ------------  ------------
BASIC INCOME
(LOSS) PER
COMMON SHARE      $     (0.22) $     13,506                              $       0.21
                  ============ ============                              ============
WEIGHTED AVERAGE
NUMBER OF COMMON
SHARES
OUTSTANDING         31,386,772        1,000                                31,386,772
                  ============ ============                              ============




 The accompanying notes are an integral part of these financial statements


                        TRINITY LEARNING CORPORATION
               Proforma Consolidated Statements of Operations

                     Trinity
                     Learning      Trinity
                   Corporation   Workplace
                   Fiscal Year   Six-month
                      Ended    Period Ended            Proforma
                     June 30,     June 30,           Adjustments          Proforma
                      2005         2005           Dr.           Cr.      Consolidated
                  ------------ ------------  ------------  ------------  ------------
SALES             $  2,590,091 $ 15,178,585                               $17,768,676

COST OF SALES          475,076    4,068,252                                 4,543,328
                  ------------ ------------                              ------------
GROSS PROFIT         2,115,015   11,110,333                                13,225,348
                  ------------ ------------                              ------------
OPERATING EXPENSES
 Salaries and
  benefits           3,636,498   11,590,155                                15,226,653
 Selling, general
  & administrative   1,886,514    3,635,966                                 5,522,480
 Professional fees   1,163,603     770,605                                  1,934,208
 Professional
  fees - related
  party                225,000        -                                       225,000
 Depreciation &
  amortization         279,360    4,418,892                                 4,698,252
                  ------------ ------------                              ------------
  Total Operating
  Expenses           7,190,975   20,415,618                                27,606,593
                  ------------ ------------                              ------------
INCOME (LOSS)
FROM CONTINUING
OPERATIONS         (5,075,960)  (9,305,285)                              (14,381,245)
                  ------------ ------------                              ------------
OTHER INCOME
(EXPENSE)
 Interest, net       (209,863)  (9,575,705)                               (9,785,568)
 Debt conversion   (3,449,332)        -                                   (3,449,332)
 Equity losses
  and impairment
  of investment
  in associated
  companies        (2,714,985)        -                                   (2,714,985)
 Foreign currency
  loss                 (4,463)        -                                       (4,463)
 Gain (Loss) on
  sale of assets         -          (1,873)                                   (1,873)
                  ------------ ------------                              ------------
Total Other
Income (Expense)   (6,378,643)  (9,577,578)                              (15,956,221)
                  ------------ ------------                              ------------
Minority interest      (7,460)        -                                       (7,460)
                  ------------ ------------                              ------------


 The accompanying notes are an integral part of these financial statements

                             TRINITY LEARNING CORPORATION
                    Proforma Consolidated Statements of Operations

                     Trinity
                     Learning      Trinity
                   Corporation   Workplace
                   Fiscal Year   Six-month
                      Ended    Period Ended            Proforma
                     June 30,     June 30,           Adjustments           Proforma
                      2005         2005           Dr.           Cr.      Consolidated
                  ------------ ------------  ------------  ------------  ------------
LOSS BEFORE
INCOME TAXES      (11,462,063) (18,882,863)                              (30,344,926)
 Income tax
 expense                 -            -                                         -
                  ------------ ------------                              ------------
NET INCOME
(LOSS)           $(11,462,063)$(18,882,863)                             $(30,344,926)
                  ============ ============                              ============
BASIC INCOME
(LOSS) PER
COMMON SHARE      $     (0.50) $   (18,883)                              $     (1.33)
                  ============ ============                              ============
WEIGHTED AVERAGE
NUMBER OF
COMMON SHARES
OUTSTANDING         22,827,313        1,000                                22,827,313
                  ============ ============                              ============




 The accompanying notes are an integral part of these financial statements

                        Trinity Learning Corporation
            Notes to Pro Forma Consolidated Financial Statements
                               March 31, 2005

NOTE 1 - Summary of Transaction

     Effective April 1, 2005, the Company completed an Asset Purchase Agreement with Primedia, Inc.(Primedia) and two Primedia affiliates whereby Primedia sold to the Company certain assets related to its Primedia Workplace Learning (PWPL) division. Pursuant to the agreement, the Company acquired all of the assets of PWPL and assumed the capital lease obligation for no consideration. The remaining liabilities were retained by Primedia. The transaction was recorded using the purchase method of accounting.

NOTE 2 - Management Assumptions

     The pro forma consolidated statements of operations assume that the entities were together as of March 31, 2005 and June 30, 2004.

     The pro forma consolidated balance sheet assumes the elimination of the liabilities that were assumed by Primedia, the equity of PWPL with the difference recorded as a decrease in assets.